Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,642,357.90
Previously Paid Amount	3,138.93
Total Fee Amount	2,574.51
Total Offset Amount	0.00
Net Fee	$ 0.00